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                                                                     EXHIBIT 4.1

           [LOGO] TM             ACTIVE POWER

                                 COMMON STOCK
                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

         NUMBER                                        SHARES
         APT

     THIS CERTIFICATE IS TRANSFERABLE                  CUSIP 00504W 10 0
     IN BOSTON, MA AND NEW YORK, NY
                                                       SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT


IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES, $.001 par value, of the COMMON STOCK of

                                 ACTIVE POWER
(hereinafter called the "Corporation"), transferable on the books of the Corporation or by duly authorized attorney, upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned by a Transfer Agent and registered by a Registar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

                           [SEAL]


/s/  David S. Gino                        /s/  Joseph F. Pinkerton, III
Secretary and Chief Financial Officer     President and Chief Executive Officer

                                          COUNTERSIGNED AND REGISTERED:
                                          EQUISERVE TRUST COMPANY, N.A.
                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR

                                       BY
                                                          AUTHORIZED SIGNATURE
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                                 ACTIVE POWER

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common          UNIF GIFT MIN ACT --_____Custodian_____
TEN ENT -- as tenants by the entireties                     (Cust)       (Minor)
JT TEN  -- as joint tenants with right      Under Uniform Gifts to Minors
           of survivorship and not as       Act______________________
           tenants in common                               (State)

          Additional abbreviations may also be used though not in the above list.

For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)


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                                                                          Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint


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Attorney to transfer the said Shares on the Books of the within-named
Corporation, with full power of substitution in the premises.

Dated: ____________________________

                                    ____________________________________________
                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.


SIGNATURE(S) GUARANTEED:            ____________________________________________
                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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